Exhibit 99.1 Knoll, Inc. Third Quarter 2019 Investor Presentation Andrew Cogan, Chairman & CEO Charles Rayfield, SVP & CFO Rockwell Unscripted Breakout Booths Knoll at Fulton Market 1

THIRD QUARTER 2019 INVESTOR PRESENTATION Forward-looking Statements/Non-GAAP Measures This presentation includes forward-looking statements statements include corporate spending and service-sector measures because we consider them to be important within the meaning of Section 27A of the Securities Act of employment, price competition, acceptance of Knoll's new supplemental measures of our performance and believe 1933, as amended, and Section 21E of the Securities products, the pricing and availability of raw materials and them to be useful to display ongoing results from operations Exchange Act of 1934, as amended. All statements components, foreign currency exchange, transportation distinct from items that are infrequent or not indicative of regarding Knoll, Inc.'s expected future financial position, costs, demand for high quality, well designed furniture and our operating performance. We have provided results of operations, revenue and profit levels, cash flows, coverings solutions, changes in the competitive reconciliations of these non-GAAP financial measures to business strategy, budgets, projected costs, capital marketplace, changes in the trends in the market for the most directly comparable GAAP measure in the expenditures, products, competitive positions, growth furniture or coverings, the financial strength and stability of presentation below. opportunities, plans and objectives of management for our suppliers, customers and dealers, access to capital, our future operations, as well as statements that include words success in designing and implementing our new enterprise These non-GAAP measures are not indicators of our such as “anticipate,” “if,” “believe,” “plan,” “goals,” resource planning system, our ability to successfully financial performance under GAAP and should not be “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” integrate acquired businesses, our supply chain considered as an alternative to the applicable GAAP and other similar expressions are forward-looking optimization initiatives, our ability to capture additional measure. These non-GAAP measures have limitations as statements. This includes, without limitation, our statements market share within our distribution network and other risks analytical tools, and you should not consider them in and expectations regarding our publicly announced plans identified in Knoll's annual report on Form 10-K, and other isolation or as a substitute for analysis of our results as for increased capital and investment spending to achieve filings with the Securities and Exchange Commission. Many reported under GAAP. Our presentation of these non- our long-term revenue and profitability growth goals, our of these factors are outside of Knoll's control. GAAP measures should not be construed as an inference integration of acquired businesses, and our expectations that our future results will be unaffected by unusual or with respect to leverage. Such forward-looking statements This presentation also includes non-GAAP financial infrequent items. are inherently uncertain, and investors and potential measures. A “non-GAAP financial measure” is a numerical investors must recognize that actual results may differ measure of a company’s financial performance that materially from the expectations of Knoll management. excludes or includes amounts so as to be different than the Knoll does not undertake a duty to update such forward- most directly comparable measure calculated and looking statements. Factors that may cause actual results presented in accordance with U.S. generally accepted to differ materially from those in the forward-looking accounting principles (“GAAP”). We present Non-GAAP 2

“Our co-founder Florence Knoll once wisely commented that ‘Knoll became successful because it was unique, not just another furniture company.’ That could not be truer than in the second quarter of 2019 when we were the first to celebrate our inaugural Design Days show at our new flagship home in the emerging Fulton Market neighborhood of Chicago.” ANDREW COGAN KNOLL CHAIRMAN AND CEO 3

Lobby Lounge Knoll at Fulton Market Who We Are 4

KNOLL AT A GLANCE Modern Always® Headquarters FY18 Revenue East Greenville, PA $1.3B Founded FY18 Adjusted EBITDA 1938 $176.5M Employees FY18 Adjusted Diluted EPS ~3,800 $1.85 Note: Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation Knoll Management Team at the TWA Hotel at JFK, July 2019 of Net Earnings to Adjusted EBITDA and Diluted EPS to Adjusted Diluted EPS, see page 31. © 2019 Knoll, Inc. 5

KNOLL AT A GLANCE Knoll is: A constellation of design-driven brands and people, working together with our clients to create inspired modern interiors. 1938 1947 1938 1988 2007 1988 2012 2014 2017 2018 6

STRATEGIC FOCUS

Knoll Brands Span Commercial And Residential Applications With High-Design Opportunities

Brands are heavily influenced by architect and designer specifiers

$73B Global Commercial Market
+ $8B luxury
+ $10B affordable luxury
~$18B North American Commercial Market

$266B Global Residential Market
+ $9B luxury
+ $17B affordable luxury

Source: Based on Knoll, Inc. and BIFMA estimates


Luxury
Affordable luxury
Accessible
Commercial
Residential
HOLLY HUNT
Edelman
KnollStudio
DatesWeiser
KnollTextiles
Spinneybeck
FilzFelt
Muuto
Knoll Office
KnollExtra
- Residential product
- Hybrid product
- Commercial product

- Favorable demographics
- High margin opportunities
- Fragmented competitors

- Changing work style
- Resimercial aesthetic
- Global capability

Knoll
© 2019 Knoll, Inc.
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A DIVERSIFIED PRODUCT PORTFOLIO From High-Performance Commercial Spaces… Knoll Office KnollStudio Muuto DatesWeiser Spinneybeck/FilzFelt © 2019 Knoll, Inc. 8

A DIVERSIFIED PRODUCT PORTFOLIO ...To Inspired Residential Settings KnollTextiles KnollStudio Muuto HOLLY HUNT © 2019 Knoll, Inc. 9

MARKET DYNAMICS Responding to a Major Inflection Point in Workplace Design As clients rethink their priorities, new challenges and opportunities arise for Knoll Client Space Allocation Workstations Workstations Shared Spaces Group Shared Individual Spaces Formal Casual Corporate / commercial aesthetic Hospitality based Dedicated Shared One Size Fits All Competition for Talent Fixed Mobile / Adjustable $1M+ projects Small to mid size projects © 2019 Knoll, Inc. 10

MARKETPLACE PERFORMANCE Achieving Workplace/Lifestyle Crossover Success Q2 2019 Trailing Twelve Months Performance Knoll, Inc. Sales $1.4B | Adjusted EBITDA Margin 13.6% Workplace Sales $1.1B Knoll Office Lifestyle Sales $842.9M Sales $539.6M Adjusted Adjusted 10.5% 21.4% EBITDA Margin EBITDA Margin Lifestyle Lifestyle Workplace Residential Note: For a reconciliation of Knoll, Inc Q2 2019 TTM Adjusted EBITDA margin, see page 31, for a reconciliation of Office and Lifestyle Q2 2019 TTM Adjusted EBITDA margins, see page 34. For a reconciliation of Q2 2019 TTM Workplace and Residential sales, see page 33. © 2019 Knoll, Inc. 11

DRIVING RESULTS Investment Rationale + Top line growth driven by penetration into the expanding ancillary market, primarily in our higher margin Lifestyle business + Lean opportunities to drive Office margins higher + Strong track record of successful acquisitions; Muuto transaction seeing increasing penetration in North America coupled with rapid deleveraging + Driven and motivated management team aligned with shareholder objectives © 2019 Knoll, Inc. 12

DRIVING RESULTS Four Strategic Imperatives Leverage dealer network to target underpenetrated and emerging 1 ancillary categories and markets for growth 2 Expand our global reach into residential and decorator channels 3 Maximize office segment profitability and growth 4 Leverage technology to expand our market visibility and improve our efficiency © 2019 Knoll, Inc. 13

Muuto at Fulton Market Financial Performance 14

MARKET DYNAMICS Market Indicators Supportive of Continued Growth Corporate profit growth remains positive in Q1 Small business optimism index remains Architectural billings indicative of expansion, % Change from Prior Year Quarter positive and at historically high levels new project inquiries remain positive, ABI Index Source: Bureau of Economic Analysis as of Q1 2019 Source: NFIB Research Center Source: American Institute of Architects Q2-2019 absorption was strong, leading to Office construction spending 23.3 million square feet of occupancy gains continues to demonstrate growth Annual Net Absorption (sf) $240 70 $230 65 $220 $210 60 $200 55 $190 50 Millions $180 45 $170 $160 40 $150 35 $140 30 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 TTM Millions Source: U.S. Bureau of the Census as of Q1 2019 Source: JLL as of Q2 2019 © 2019 Knoll, Inc. 15

DRIVING RESULTS Meaningful Results From Actions on Our Strategic Imperatives Leveraging Financial Performance Strategic Investments Technology Strong Q2 2019 sales Successful ERP deployment Flagship showroom debut and profitability growth for order entry and in growing Fulton Market customer service in Q2 2019 area of Chicago Sales 13.6% Adjusted EBITDA 20 bps Muuto North American sales increased over 75% versus Adjusted EPS 14.3% prior year Note: Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage and Diluted EPS to Adjusted Diluted EPS, see page 30. © 2019 Knoll, Inc. 16

FINANCIAL PERFORMANCE Focus on Crossover Lifestyle Opportunities The first half of 2019 sales demonstrates our success leveraging our dealer network to target underpenetrated and emerging ancillary categories and markets for growth Workplace from Lifestyle Record 26% Knoll, Inc. 13% Lifestyle Added 400 basis points to Office Workplace 16% growth Workplace Knoll Office 12% Lifestyle 14% Added 1300 basis points to Lifestyle growth + Adjustable Tables + Muuto BIFMA + Storage Systems + KnollStudio 7%* + DatesWeiser + Spinneybeck|FilzFelt + Rockwell Unscripted Lifestyle Lifestyle Workplace 29% Residential 1% *December 2018 through May 2019 Note: For a reconciliation of H1 2019 Workplace and Residential sales, see page 33. © 2019 Knoll, Inc. 17

FINANCIAL PERFORMANCE Shifting Our Product Mix Through both organic product development and M&A, we continue to shift the mix of sales to our higher margin Lifestyle segment Q2 2019 Net Sales by Q2 2019 Net Sales Geography Q2 2019 Adjusted EBITDA 17% 41% 39% 61% 83% 59% Office Lifestyle North America Rest of World Office Lifestyle Note: Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($4.6M) in Q2 2019. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Operating Profit to Adjusted EBITDA by segment, see page 29. © 2019 Knoll, Inc. 18

DRIVING RESULTS Muuto Expansion Strategy We are on track to more than double the size of Muuto with Sales and Adjusted EBITDA growth >2x North America: Massive upside to sales prior to 1 acquisition by leveraging Knoll client base, architect and designer relationships, and contract and residential distributors + We are realizing strong dealer uptake and meaningful penetration of Knoll corporate clients Muuto Global Reach Europe: Introduce Muuto to Knoll residential distribution 2 and corporate clients 1 3 Global: Scale product scope and consumer business + Product expansion across furniture, lighting and 2 accessory categories + Develop direct-to-consumer channels, including 3 e-commerce (2020) © 2019 Knoll, Inc. 19

FINANCIAL PERFORMANCE Strategic Investment Momentum Consistent CAGR performance across key financial metrics Sales Growth YoY ($ Millions) Adjusted Gross Profit ($ Millions) and % Adjusted EBITDA ($ Millions) and % Adjusted Earning Per Share – Diluted *Percent calculations are CAGR (5-year assumption) Note: Adjusted Gross Profit and Adjusted Gross Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage see page 32, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage and Diluted EPS to Adjusted Diluted EPS see page 31. © 2019 Knoll, Inc. 20

FINANCIAL PERFORMANCE Q2 2019 demonstrated strong results versus prior year, with growth and margin expansion Q2 2019 Q2 2018 B / (W) vs Prior Year Net Sales $ 367.3 $ 323.4 $ 43.9 13.6% Adjusted Gross Profit $ 140.7 $ 120.1 $ 20.6 17.2% Adjusted Gross Profit % 38.3% 37.2% 110 bps Adjusted Operating Expenses $ 104.6 $ 89.5 (15.0) (16.7%) Adjusted Operating Profit $ 36.1 $ 30.6 $ 5.5 18.0% Adjusted Operating Profit % 9.8% 9.5% 30 bps Adjusted EBITDA $ 48.3 $ 42.1 $ 6.2 14.7% Adjusted EBITDA % 13.2% 13.0% 20 bps Adjusted Diluted EPS $ 0.48 $ 0.42 $ 0.06 14.3% Note: Adjusted Gross Profit and Adjusted Gross Profit Percentage, Adjusted Operating Expenses, Adjusted Operating Profit and Adjusted Operating Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage, Operating Expenses to Adjusted Operating Expenses, Operating Profit and Operating Profit Percentage to Adjusted Operating Profit and Adjusted Operating Profit Percentage, see page 28, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage, and Diluted EPS to Adjusted Diluted EPS, see page 30. © 2019 Knoll, Inc. 21

FINANCIAL PERFORMANCE Q2 2019 Growth Q2 2019 growth led by workplace sales as our ancillary strategy continues to resonate in the market Net Sales ($ Millions) Adjusted EBITDA ($ Millions) +13.6% +14.9% $367 $48 $323 $42 +14.7% +11.6% $223 $31 $195 +11.9% +21.5% $28 $144 $22 $129 $18 13.0% 13.2% 9.3% 9.8% 21.6% 21.5% Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 Office Lifestyle Knoll Knoll Office Lifestyle Note: Segment Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($3.7M) in Q2 2018 and ($4.6M) in Q2 2019. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Operating Profit to Adjusted EBITDA and Adjusted EBITDA Percentage by segment, see page 29. © 2019 Knoll, Inc. 22

FINANCIAL PERFORMANCE Inflation And Tariff Impacts Commodity and transportation inflation will dissipate through the back half of 2019. Tariff impacts are mitigated by our actions and business structure H1 2019 H2 2019 Positive volume absorption Positive volume absorption Net price realization Continuous improvement initiatives Highest cost reduction Tariffs effective June 1, impact of realization to date in Q1 2019 $2-3 million Year over year commodity and transportation inflation; peak in Q1 2019 © 2019 Knoll, Inc. 23

FINANCIAL PERFORMANCE Continuous Improvement is Yielding Significant Savings Targeting 100bps of cost Decrease Manufacturing Footprint savings per year Multi-year roadmap to rationalize fixed cost footprint Optimize Supply Chain by 2021 Phase Out Legacy Products Increase New Product Offerings © 2019 Knoll, Inc. 24

FINANCIAL PERFORMANCE Proven History of Accretive Acquisitions and De-levering to Target Range TARGETED MAXIMIUM LEVERAGE 3.5x 3.5 3 2.5 ~2.4x Q2 19 2 TARGETED LEVERAGE RANGE 2.0x-2.5x 1.5 1 0.5 0 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 (1) Bank Net Leverage Ratio is calculated by dividing outstanding debt levels by LTM Adjusted EBITDA as defined in our credit facility. For details on the calculation of the Bank Net Leverage Ratio, see page 35. Note: Leverage ratio is as of the last day of each quarter © 2019 Knoll, Inc. 25

FINANCIAL PERFORMANCE Continued Shareholder Returns We continue to focus on returning cash to shareholders through dividends and share repurchases $35 $30 $25 $20 $15 $10 $5 Dividends $- 1 Share Repurchases 2015 2016 2017 2018 TTM 19 1. Share repurchases represent the value of shares withheld for taxes on the vesting of restricted shares and units through the Company’s stock compensation plans. © 2019 Knoll, Inc. 26

Muuto at Fulton Market Reconciliations 27

RECONCILIATIONS Reconciliation Of Non-GAAP Results Q2-19 Q2-18 Gross profit ($mm) $ 140.7 $ 119.2 Add back: Acquisition related inventory adjustment - 0.9 Adjusted gross profit $ 140.7 $ 120.1 Net sales ($mm) $ 367.3 $ 323.4 Adjusted gross profit margin 38.3% 37.2% Q2-19 Q2-18 Q2 19 Q2 18 Operating Profit ($mm) $ 33.9 $ 24.8 Operating Expenses ($mm) $106.8 $94.4 Less: Add back (deduct): Acquisition related amortization 2.1 2.1 Acquisition related amortization 2.1 2.1 Acquisition related expenses 0.1 2.0 Acquisition related expenses 0.1 2.9 Restructuring charges - 0.8 Restructuring charges - 0.8 Adjusted Operating Expenses $104.6 $89.5 Adjusted Operating Profit $ 36.1 $ 30.6 Net Sales ($mm) $ 367.3 $ 323.4 Operating Profit % 9.2% 7.7% Adjusted Operating Profit % 9.8% 9.5% © 2019 Knoll, Inc. 28

RECONCILIATIONS Reconciliation Of Non-GAAP Results Q2-19 Q2-18 Office Lifestyle Corporate Knoll, Inc. Office Lifestyle Corporate Knoll, Inc. Operating Profit (loss) $ 14.3 $ 25.6 $ (6.0) $ 33.9 $ 10.4 $ 20.9 $ (6.5) $ 24.8 Add back: Acquisition related expenses (1) - 0.1 - 0.1 - 2.5 0.4 2.9 Restructuring charges - - - - 0.8 - - 0.8 Depreciation and amortization 6.1 3.5 0.1 9.7 5.1 3.3 0.3 8.7 Stock compensation 0.5 0.9 1.0 2.4 0.3 0.4 1.4 2.1 Other income (expense) items 1.0 0.9 0.3 2.2 1.4 0.7 0.7 2.8 Adjusted EBITDA (loss) $ 21.9 $ 31.0 $ (4.6) $ 48.3 $ 18.0 $ 27.8 $ (3.7) $ 42.1 Net sales $ 223.2 $ 144.1 $ - $ 367.3 $ 194.6 $ 128.8 $ - $ 323.4 Operating profit % 6.4% 17.8% N/A 9.2% 5.3% 16.2% N/A 7.7% Adjusted EBITDA % 9.8% 21.5% N/A 13.2% 9.3% 21.6% N/A 13.0% (1) Acquisition related expenses included an acquisition related inventory adjustment, retention agreements for key employees, and other customary acquisition related expenses for the three months ended June 30, 2018. Amortization of acquired intangible assets is shown above within “Depreciation and amortization”. © 2019 Knoll, Inc. 29

RECONCILIATIONS Reconciliation Of Non-GAAP Results Q2-19 Q2-18 Q2-19 Q2-18 Net earnings ($mm) $ 21.7 $ 13.1 Diluted earnings per share $ 0.44 $ 0.27 Add back: Add back: Income tax expense 7.2 4.6 Acquisition related inventory adjustment - 0.02 Interest expense 5.5 5.3 Acquisition related amortization 0.03 0.03 Depreciation and amortization 9.7 8.7 Acquisition related expenses 0.01 0.05 Stock compensation 2.4 2.1 Restructuring charges - 0.02 Other non-cash items 1.2 - Pension settlement charge 0.01 0.09 Acquisition related expenses 0.1 2.9 Restructuring charges - 0.8 Less: (1) Pension settlement charge 0.5 4.6 Tax effect of non-GAAP adjustments 0.01 0.06 Adjusted diluted earnings per share $ 0.48 $ 0.42 Adjusted EBITDA $ 48.3 $ 42.1 Net sales ($mm) $ 367.3 $ 323.4 (1) Tax effect of non-GAAP adjustments was calculated using the Knoll Inc. consolidated effective tax rate for the Adjusted EBITDA % 13.2% 13.0% period in which the adjustment occurred. © 2019 Knoll, Inc. 30

RECONCILIATIONS

Reconciliation Of Non-GAAP Results

	Years Ended December 31,				TTM
	2015	2016	2017	2018	Q2 2019
Net Earnings ($mm)	$ 66.0	$ 82.1	$ 80.2	$ 73.2	$ 84.5
Add back:					
Income tax expense	37.5	45.4	(1.6)	24.9	$ 28.3
Interest expense	6.9	5.4	7.5	20.9	20.8
Depreciation and amortization	20.5	22.4	26.0	34.4	35.8
Non-cash items and other (1)	12.5	13.4	32.4	23.1	18.1
Adjusted EBITDA	$ 143.4	$ 168.7	$ 144.5	$ 176.5	$ 187.5
Net sales ($mm)	$ 1,104.4	$ 1,164.3	$ 1,132.9	$ 1,302.3	$ 1,382.4
Adjusted EBITDA %	13.0%	14.5%	12.8%	13.6%	13.6%

[1] Non-cash and other items include, but are not limited to, write-offs of property, plant, and equipment, product discontinuation charges, pension settlements and other postretirement benefit curtailments, losses on extinguishment of debt, stock-base compensation expenses, unrealized gains or losses on foreign exchange, restructuring charges, and acquisition related expenses..

	Years Ended December 31,				TTM
	2015	2016	2017	2018	Q2 2019
Diluted earnings per share	$ 1.36	$ 1.68	$ 1.63	$ 1.49	$ 1.72
Add back:					
Acquisition related inventory adjustment	-	-	-	0.02	-
Seating product discontinuation charge	0.02	-	-	0.02	0.02
Acquisition related expenses	0.05	0.05	0.06	0.27	0.21
Restructuring charges	0.02	-	0.04	0.05	0.02
Write-off of property, plant and equipment	-	-	0.33	-	-
Loss on extinguishment of debt	-	-	-	0.03	-
Pension settlement charge	-	-	0.04	0.12	0.03
Intangible asset impairment charge	0.22	-	-	-	-
Less:					
Tax effect of non-GAAP adjustments [1]	0.11	0.01	0.14	0.15	0.06
Tax Reform	-	-	0.54	-	-
Adjusted Diluted earnings per share	$ 1.55	$ 1.72	$ 1.42	$ 1.85	$ 1.94

[1] Tax effect of non-GAAP adjustments was calculated using the Knoll Inc. consolidated effective tax rate excluding the one-time tax benefit from Tax Reform for the period in which the adjustment occurred.

Knoll

© 2019 Knoll, Inc.

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RECONCILIATIONS Reconciliation Of Non-GAAP Results Years Ended December 31, TTM 2015 2016 2017 2018 Q2 2019 Gross Profit ($mm) $ 412.1 $ 446.0 $ 414.6 $ 481.5 $ 519.1 Add back (deduct): Acquisition related inventory adjustment - - - 0.9 - Seating product discontinuation charge 0.9 - - 0.7 0.7 Adjusted Gross Profit $ 413.0 $ 446.0 $ 414.6 $ 483.1 $ 519.8 Net Sales ($mm) $ 1,104.4 $ 1,164.3 $ 1,132.9 $ 1,302.3 $ 1,382.4 Adjusted Gross Profit % 37.4% 38.3% 36.6% 37.1% 37.6% © 2019 Knoll, Inc. 32

RECONCILIATIONS Reconciliation Of Workplace and Residential Sales H1-19 H1-18 Q2-19 TTM Net Sales Net Sales % Growth Net Sales Office Workplace $ 425.4 $ 379.7 12.0% $ 842.9 Office Residential - - N/A - Office Segment $ 425.4 $ 379.7 12.0% $ 842.9 Lifestyle Workplace $ 146.0 $ 113.2 29.0% $ 278.1 Lifestyle Residential 128.7 127.1 1.3% 261.5 Lifestyle Segment $ 274.7 $ 240.3 14.3% $ 539.6 Knoll, Inc Workplace $ 571.4 $ 492.9 15.9% $ 1,121.0 Knoll, Inc Residential 128.7 127.1 1.3% 261.5 Total Knoll, Inc $ 700.1 $ 620.0 12.9% $ 1,382.5 Workplace vs Residential % Knoll, Inc Workplace 81.6% 79.5% 81.1% Knoll, Inc Residential 18.4% 20.5% 18.9% Total Knoll, Inc 100.0% 100.0% 100.0% © 2019 Knoll, Inc. 33

RECONCILIATIONS Reconciliation Of Non-GAAP Results Trailing Twelve Months Ended June 30, 2019 Office Lifestyle Operating Profit (loss) $ 58.7 $ 95.2 Add back: Acquisition related expenses (1) - 2.1 Restructuring charges 2.1 - Depreciation and amortization 21.5 13.8 Stock compensation 1.9 2.9 Other income (expense) items 4.1 1.6 Adjusted EBITDA (loss) $ 88.3 $ 115.6 Net sales $ 842.9 $ 539.6 Operating profit % 7.0% 17.6% Adjusted EBITDA % 10.5% 21.4% (1) Acquisition related expenses include retention agreements for key employees and other customary acquisition related expenses for the trailing twelve months ended June 30, 2019. Amortization of acquired intangible assets is shown above within “Depreciation and amortization”. © 2019 Knoll, Inc. 34

RECONCILIATIONS Reconciliation Of Non-GAAP Results © 2019 Knoll, Inc. 35